Financial Earnings Results

Fourth Quarter and Full Year 2025

January 22, 2026

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events, the potential for new and increased tariffs, trade restrictions or geopolitical tensions that could affect economic activity or specific industry sectors and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.

For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2024, and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.

Financial Highlights 4Q 2025

Profitability: Return on Assets & Equity



ROAA
ROAE
11.18%
9.84%
10.72%
10.60%
12.27%
1.37%
1.22%
1.33%
1.29%
1.49%
4Q24
1Q25
2Q25
3Q25
4Q25

Return on Tangible Equity *



13.03%
11.21%
12.39%
12.33%
14.25%
4Q24
1Q25
2Q25
3Q25
4Q25

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Pre-Tax Pre-Provision Income Ratio ($mn)



PTPP Income
PTPP Ratio
$112
$111
$119
$135
$142
1.92%
1.92%
2.03%
2.26%
2.36%
4Q24
1Q25
2Q25
3Q25
4Q25

Pre-Tax Pre-Provision and Pre-Tax Credit Amortization ("PTPP") Income Ratio calculation based on annualized PTPP Income divided by total average assets.

Quarterly Results Ending December 31, 2025

$90.5mn
Net Income

$1.33
Diluted EPS

$222.8mn
Total Revenue

$20.2bn
Total Loans

$20.9bn
Total Deposits

41.36%
Efficiency Ratio

Summary Highlights: 4Q and Full Year 2025 Results

$ in millions, except per share data	4Q25	Change 4Q25 v. 3Q25	Change 4Q25 v. 4Q24	Full Year 2025	Change YoY
Earnings					
Net Income	$ 90.5	17%	13%	$ 315.1	10%
Basic EPS	$ 1.34	19%	19%	$ 4.55	15%
Diluted EPS	$ 1.33	18%	19%	$ 4.54	15%
Total Revenue	$ 222.8	6%	19%	$ 817.9	12%
NII	$ 195.0	3%	14%	$ 742.5	10%
NIM	3.36%	5 bps	29 bps	3.30%	26 bps
ROAA	1.49%	20 bps	12 bps	1.33%	11 bps
ROAE	12.27%	167 bps	109 bps	10.87%	69 bps
Efficiency Ratio	41.36%	-48 bps	-434 bps	43.41%	-794 bps
Balance Sheets					
Total Loans*	$ 20,147	0%	4%	$ 20,147	4%
Total Deposits	$ 20,894	2%	6%	$ 20,894	6%

Note: Information as of 12.31.25 and 9.30.25 are unaudited. Totals may not foot due to rounding.

* Gross Loans, net of fees

Summary Balance Sheets

$mn, except per share data		12.31.25		9.30.25		QoQ Change
Cash equivalents & ST investments	$	1,424	$	1,308	$	116
AFS debt securities		1,658		1,643		15
Loans held-for-sale		0		0		-
Gross loans, net of fees	$	20,132	$	20,090	$	44
Allowance for credit losses		(196)		(187)		(9)
Net Loans	**$**	**19,936**	**$**	**19,903**	**$**	**33**
Other assets		1,211		1,221		(11)
Total Assets	**$**	**24,230**	**$**	**24,076**	**$**	**154**
Customer deposits	$	20,894	$	20,521		373
FHLB borrowings		0		190		(190)
Debt		137		137		(0)
Other Liabilities		273		326		(53)
Total Liabilities	**$**	**21,304**	**$**	**21,174**	**$**	**130**
Total Stockholders' Equity	**$**	**2,926**	**$**	**2,902**	**$**	**23**

Note: Information as of 12.31.25 and 9.30.25 are unaudited. Totals may not foot due to rounding.

Loan Composition

Total Loan Portfolio ($bn)



Construction 2%
Residential Mortgage* 30%
$20.2bn
Total Loans
Total CRE 52%
C & I 16%

- **Total CRE** $10.6bn
- **Residential Mortgage*** $6.1bn
- **C & I Loans** $3.2bn
- **Construction Loans** $0.3bn

Average Loan Growth – QoQ Annualized ($bn)



$19.3
-0.3%
$19.3
+1.6%
$19.4
+5.1%
$19.7
+9.2%
$20.1
$0.3
$0.3
$0.3
$0.3
$0.4
$3.0
$3.0
$3.1
$3.1
$3.2
$6.0
$5.9
$5.9
$6.0
$6.0
$10.0
$10.1
$10.1
$10.3
$10.5
4Q24
1Q25
2Q25
3Q25
4Q25
Total CRE
Residential Mortgage*
C & I
Construction

* Residential Mortgage includes equity lines, installment and other loans.

Loan Yields

Average Loan Yield by Type (in bps)



4Q24
1Q25
2Q25
3Q25
4Q25
619
617
611
614
605
Total Loans
772
728
687
692
647
8% fixed rate
92% float rate
C & I
572
578
579
577
577
31% fixed rate
29% float rate
40% hybrid
Residential Mortgage
592
593
599
605
605
38% fixed rate
26% float rate
36% hybrid
CRE

Fix Rate & Hybrid in Fixed Rate Period (% of total loans)



63%
62%
62%
60%
60% *
4Q24
1Q25
2Q25
3Q25
4Q25

* Excludes fixed to float interest rate swaps of 3.1%.

Loan Portfolio By Index Rate

as of 12.31.25



Other 8%
Prime 12%
Fixed Rate 30%
SOFR 20%
Hybrid in Fixed Rate Period 30%
Total Fixed Rate and Hybrid in Fixed Period: 60%

Commercial Real Estate Portfolio

CRE Portfolio Breakdown



Construction 2%
Residential Mortgage* 30%
$20.2bn
Total Loans
Total CRE 52%
C & I 16%
Residential 18%
Retail 13%
Office 7%
Warehouse 7%
industrial 3%
hotel / motel 2%
special use 1.4%
restaurant 1.0%
land 0.3%
theater 0.1%
Total CRE
$10.6bn
52% of total loans

Of $10.6bn in total CRE loans, it included a notional amount of $625mn of interest rate swaps or 3.1% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

CRE Geographic Distribution



NY 35%
$10.6bn
Total CRE
CA 46%
Other 8%
TX 6%
IL 3%
HK 2%

Total CRE Concentration



288%
286%
291%
291%
287%
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025
400% internal threshold
300% regulatory threshold
CRE /Total Risk-Based Capital

Commercial Real Estate Portfolio (cont'd)

Total CRE LTV Distribution



40% to 50%
23%
50% to 60%
33%
30% to 40%
14%
$10.6bn
Total CRE
under 30%
10%
Over 70%
1%
60% to 70%
19%

Total CRE LTV and Size by Property Type

	Total CRE Loan Portfolio ($mn)	Avg. Loan Size ($mn)	Total CRE Weighted Avg. LTV
Residental	$3,579	$1.4	53%
Retail	$2,545	$2.1	48%
Office	$1,440	$2.4	48%
Warehouse	$1,360	$2.8	47%
Industrial	$692	$3.4	47%
Hotel / Motel	$361	$7.2	45%
Special Use	$291	$3.1	46%
Restaurant	$208	$1.1	48%
Land	$70	$2.6	46%
Theater	$19	$6.4	53%
Total CRE	**$10,565**	**$1.9**	**49%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $3.6bn loans outstanding


5+ Multi-Family
42%
Commercial Units
39%
2-4 Unit Residence
15%
Single Family Residence
4%


CA 36%
NY 50%
53%
LTV Weighted Average
TX 6%
WA 4%
IL 2%
Other 2%

Retail CRE Portfolio

% based on $2.5bn loans outstanding


Retail/Mix Use
31%
Retail Store/Building
30%
Neighborhood Center
20%
Strip Mall
9%
Shopping Center
9%
Other
1%


NY 29%
CA 48%
48%
LTV Weighted Average
TX 8%
NV 5%
IL 4%
HK 2%
Other 4%

Construction Portfolio

% based on $0.3bn loans outstanding


Multiple Family Residential
89%
Warehouse
7%
Single Family Residential
4%
Retail
0.4%


NY 25%
CA 68%
50%
LTV Weighted Average
WA 5%
Other 2%

Cathay General Bancorp

CRE Office Portfolio

Office CRE Portfolio

% based on $1.4bn loans outstanding



Office Building
30%
Office Condominium
28%
Office / Retail Stores
24%
Medical Office
10%
Office / Mixed Use
8%



NY 34%
48%
LTV Weighted Average
CA 47%
HK 7%
NV 4%
WA 2%
IL 2%
Other 4%

Office CRE Distribution

Property Type	Office CRE Loan Portfolio ($mn)	Total CRE Weighted Avg. LTV ($mn)
Office Building	$433	49%
Office Condominium	$402	46%
Office / Retail Stores	$343	34%
Medical Office	$150	49%
Office / Mixed Use	$111	44%
Total Office CRE	**$1,439**	
Avg. Outstanding Size	**$2.3**	
Avg. Property Size (sq ft)	**15,933**	

Office CRE Collateral Distribution ($mn)



Urban
$886
Suburban
$506
Central Business District
$48

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Cathay General Bancorp

Residential Mortgage Portfolio

Resi. Mortgage Geographic Distribution


NY
39%
$6.1bn
Residential
Mortgage*
CA
48%
WA 5%
NJ 2%
TX 2%
Other 4%

* Residential Mortgage includes equity lines, installment and other loans.

Single-Family Resi. LTV Distribution


50% or Under
37%
>50% to 55%
10%
> 55% to 60%
15%
Over 60%
38%
53%
LTV Weighted
Average
$422,096
Outstanding Size
Average

Asset Quality Metrics

ALLL Composition ($mn)


CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$162
$8
$16
$58
$80
$174
$9
$15
$69
$81
$174
$5
$21
$41
$107
$187
$7
$23
$39
$118
$196
$6
$25
$39
$126
0.97%*
1.92%
0.41%
1.23%
1.19%
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

* Excluding residential mortgage portfolio, the total reserve rate would be 1.22%.

Reserves and Net Charge-Offs (%)


ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.83%
0.91%
0.88%
0.93%
0.97%
0.34%
0.04%
0.26%
0.32%
0.11%
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Classified Loans Ratio ($mn)


Classified Loans
Special Mention
Classified Loans/Total Gross Loans
$293
$380
1.96%
$300
$380
1.96%
$310
$432
2.18%
$455
$420
2.09%
$535
$391
1.94%
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Classified Loans are loans classified as substandard and doubtful.

Non-Performing Assets Ratio ($mn)


Non-accrual Loans
OREO
NPA/Total Assets
$23
$169
0.83%
$18
$155
0.75%
$19
$174
0.81%
$33
$166
0.82%
$30
$112
0.59%
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Non-Performing Assets (NPA) = Non-accrual Loans + OREO

Deposit Mix

Total Deposits ($bn)



MMA 18%
IB Checking & Savings 19%
$20.9bn
Total Deposits
DDA 17%
Time 46%

Average Deposit Growth – QoQ Annualized ($bn)



Time
DDA
MMA
IB Checking & Savings
$19.9
-5%
$19.7
+5%
$20.0
+6%
$20.2
+9%
$20.7
$3.4
$3.4
$3.5
$3.6
$3.8
$3.3
$3.4
$3.5
$3.5
$3.7
$3.3
$3.3
$3.3
$3.4
$3.5
$9.9
$9.6
$9.7
$9.7
$9.7
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Total Uninsured Deposits ($bn)



Uninsured Deposits
Collateralized Deposits
Uninsured Deposits Net of Collateralized Deposits/Total Deposits
$9.4
$9.3
$9.5
$10.0
$10.2
43.8%
42.7%
43.3%
44.3%
44.6%
$0.8
$0.8
$0.8
$0.9
$0.9
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Average Cost of Deposits by Type (bps)



4Q24
1Q25
2Q25
3Q25
4Q25
310
285
279
273
259
372
343
335
312
445
407
391
381
370
352
343
344
344
315
176
157
167
172
162
185
168
171
170
158
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking

Cathay General Bancorp

Summary Income Statements

$mn, except per share data	12.31.25	9.30.25	$ Change	% Change
Net Interest Income	**$ 195.0**	**$ 189.6**	**$ 5.4**	**3%**
Noninterest income	18.1	17.8	0.4	2%
Net (losses) / Gains from equity securities	9.7	3.3	6.4	198%
Total Noninterest Income	**27.8**	**21.0**	**6.8**	**32%**
Core noninterest expense	80.6	76.8	3.8	5%
amortization of LIH and solar tax credit investments plus OREO and core deposit intangibles	11.5	11.3	0.2	2%
Total Noninterest Expense	**$ 92.2**	**$ 88.1**	**$ 4.0**	**5%**
Provision for credit losses	17.2	28.7	(11.5)	(40)%
Income tax expense	23.0	16.1	6.8	43%
Net Income	**$ 90.5**	**$ 77.7**	**$ 12.9**	**16.6%**
Diluted EPS	**$ 1.33**	**$ 1.13**	**$ 0.20**	18%
Weighted avg. diluted shares (in millions)	68.0	69.0	(1.0)	(1)%

Note: Information for quarter ending 12.31.25 and 9.30.25 are unaudited. Totals may not foot due to rounding.

Loan Yields, Deposit Costs and Net Interest Income


Average Loan Yield vs Prime Rate and 1M SOFR
Avg. Loan Yield
Avg. Prime Rate
1M SOFR Rate
7.80%
7.50%
7.50%
7.46%
7.02%
6.19%
6.17%
6.11%
6.14%
6.05%
4.78%
4.36%
4.33%
4.35%
4.08%
4Q24
1Q25
2Q25
3Q25
4Q25


Average Cost of Deposits vs Fed Funds Rate
Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
4.65%
4.33%
4.33%
4.30%
3.90%
310
372
285
343
279
335
273
328
259
312
4Q24
1Q25
2Q25
3Q25
4Q25


Net Interest Income and Net Interest Margin
NII ($mn)
NIM
Avg. Fed Funds Rate
$171
$177
$181
$190
$195
4.65%
4.33%
4.33%
4.30%
3.90%
3.07%
3.25%
3.27%
3.31%
3.36%
4Q24
1Q25
2Q25
3Q25
4Q25


Net Interest Income Growth ($mn)
$171
+3.3%
$177
+2.6%
$181
+4.6%
$190
+2.9%
$195
4Q24
1Q25
2Q25
3Q25
4Q25

Cathay General Bancorp

Non-Interest Income



Non-Interest Income* ($mn)
other operating income
wealth management fees
letter of credit commissions
deposit account fees
$16.8
$15.4
$16.8
$17.8
$18.1
$1.7
$2.0
$6.2
$6.9
$1.7
$2.1
$6.2
$5.4
$1.9
$2.1
$5.0
$7.8
$2.0
$2.3
$6.2
$7.3
$1.9
$2.3
$6.4
$7.5
4Q24
1Q25
2Q25
3Q25
4Q25

* Non-interest income excludes net gains/(losses) from equity securities.

($mn)	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025
Non-interest income, before net gains/(losses) from equity securities					
Non-interest income*	$16.8	$15.4	$16.8	$17.8	$18.1
net gains/(losses) from equity securities	($1.3)	($4.2)	($1.4)	$3.3	$9.7
net gains/(losses) from investment securities	-	-	-	-	-
Total Non-interest Income	$15.5	$11.2	$15.4	$21.0	$27.8

Note: Totals may not foot due to rounding.

Operating Expense & Efficiency

Core Noninterest Expense* ($mn)


$74.9
$76.1
$78.1
$76.8
$80.7
$6.5
$2.2
$8.8
$5.7
$9.2
$42.5
$6.6
$3.4
$7.5
$5.7
$42.4
$7.2
$3.2
$8.9
$5.9
$9.8
$43.1
$7.3
$2.8
$7.4
$6.1
$9.7
$43.5
$5.7
$2.0
$8.0
$5.9
$10.7
$48.4
4Q24
1Q25
2Q25
3Q25
4Q25
marketing and other operating expense
FDIC and State assessments
professional services
occupancy
computer and data processing
salaries and employee benefits

* Core noninterest expense excludes amortization of investment in low income housing and alternative energy partnerships, core deposit premium, other real estate owned, and acquisition cost. Core efficiency ratio is based on core noninterest expense.

Core Noninterest Expense* & Efficiency Ratio* ($mn)


Noninterest Expense*
Efficiency Ratio*
$74.9
$76.1
$78.1
$76.8
$80.7
40.1%
40.5%
39.7%
36.5%
36.2%
4Q24
1Q25
2Q25
3Q25
4Q25

($mn)	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025
Core noninterest expense, before amortization and other real estate owned					
Core noninterest expense*	$74.9	$76.1	$78.1	$76.8	$80.7
Amortization in investment in low income housing	$8.0	$8.7	$10.9	$11.9	$12.5
Amortization in alternative energy partnerships	$2.7	$0.3	$0.2	$0.2	($1.3)
Other real estate owned & CDF	$0.6	$0.5	($0.1)	($0.9)	$0.3
Restructuring costs	-	-	-	-	-
FDIC special assessment	(1.0)	-	-	-	-
Total Noninterest Expense	$85.2	$85.7	$89.1	$88.1	$92.2

Strong Capital Ratios

Key Capital Ratios (%)



13.27%
13.27%
14.93%
10.91%
7.00%
8.50%
10.50%
5.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
regulatory requirement under Basel III
CATY at 12.31.25

Highlights

- **Capital Ratio** well above regulatory standards that continues to place Cathay in the "well capitalized" category, calculated under the Basel III capital rules.
- **Book Value Per Common Share is** $43.53 as of 12.31.25: +2.42% compared to 09.30.25 and +8.39% YoY.
- **Tangible Book Value* Per Common Share is** $37.90 as of 12.31.25: +2.54% compared to 09.30.25 and +8.88% YoY.
- **Capital Return on Shareholder**
  - common stock dividend: $0.34/share quarterly, or $1.36/share annualized.
  - stock buyback: repurchased 1.10 million shares at avg. cost of $47.15/sh. in forth quarter.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Management Guidance Full Year 2026

	Full Year 2026 Guidance	Full Year 2025 Actual
Loans, end of period	• Estimated growth rate 3.5% to 4.5%.	$20.2 billion +4.0% YoY
Deposits	• Estimated growth rate 4% to 5%.	$20.9 billion +6.1% YoY
Core Noninterest Expense	• Estimated growth rate 3.5% to 4.5%.	$311.7 million +4.5% YoY
NIM	• Estimated to range between 3.40% and 3.50%. • Expect two rate cuts in June and September.	3.30%
Tax Rate	• Effective tax rate for 2026 estimated between 20.50% and 21.50%.	• Effective tax rate for the full year was 19.24%.

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

Appendix

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, we have included them below for discussion.

		As of		
		December 31, 2025	September 30, 2025	December 31, 2024
		(in thousands except per share data) (Unaudited)		
Stockholders' equity	(a)	$ 2,925,388	$ 2,902,276	$ 2,845,704
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,683)	(2,667)	(3,335)
Tangible equity	(b)	$ 2,547,009	$ 2,523,913	$ 2,466,673
Total assets	(c)	$ 24,229,575	$ 24,075,644	$ 23,054,681
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,683)	(2,667)	(3,335)
Tangible assets	(d)	$ 23,851,196	$ 23,697,281	$ 22,675,650
Number of common shares outstanding	(e)	67,200,126	68,286,591	70,863,324
Total stockholders' equity to total assets ratio	(a)/(c)	12.07%	12.05%	12.34%
Tangible equity to tangible assets ratio	(b)/(d)	10.68%	10.65%	10.88%
Tangible book value per share	(b)/(e)	$ 37.90	$ 36.96	$ 34.81

		Three Months Ended			Twelve Months Ended	
		December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
		(in thousands) (Unaudited)				
Net Income		$ 90,517	$ 77,651	$ 80,201	$ 315,124	$ 285,979
Add: Amortization of other intangibles [1]		338	249	256	1,155	1,127
Tax effect of amortization adjustments [2]		(100)	(74)	(76)	(342)	(334)
Tangible net income	(f)	$ 90,755	$ 77,826	$ 80,381	$ 315,937	$ 286,772
Return on tangible common equity [3]	(f)/(b)	14.25%	12.33%	13.03%	12.40%	11.63%

[1] Includes core deposit intangibles and mortgage servicing
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Cathay General Bancorp